UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 23, 2026
Date of Report (Date of earliest event reported)

Steele Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-284191	23-2362874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 East Chestnut Street
Mifflinburg, PA 17844
(Address of principal executive offices)

570-966-1041
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2026, Steele Bancorp, Inc. issued a press release titled “Steele Bancorp, Inc. Reports Third Quarter 2026 Earnings” for the period ended September 30, 2026.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits.

ExhibitNumber	Description

99.1	Press Release issued by Steele Bancorp, Inc. on October 23, 2026 titled “Steele Bancorp, Inc. Reports Third Quarter 2026 Earnings”

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 23, 2026	Steele Bancorp, Inc.

	By:	/s/ Thomas C. Graver Jr.
Name: Thomas C. Graver Jr.
Title: Senior Executive Vice President & Chief Financial Officer